WIND WORKS POWER CORP. ("WWP")
Unaudited Pro Forma balance sheet
As at September 30, 2009
			Pro Forma
	WWP	ZEP
	As at September 30,	As at November 30,	(note 2)		Pro Forma
	2009	2009	Adj. 1	Adj. 1	Consolidated
Assets
Current Assets

Cash and cash equivalents	180,962	58			181,020
Amounts receivable	498	2,000			2,498
Prepaid and Deposits	70,259	-			70,259
Due from equity member	-	1,850
	251,719	3,908			253,777

Long Term Assets

Capitalized lease cost	-	45,009			45,009
Fixed assets (Note 8)	4,432	-			4,432
Investment in ZEP	-	-	-	-	-
Goodwill				-	-
	4,432	45,009			49,441
					-
	256,151	48,917	-	-	305,068

Liabilities and Shareholders’ Equity

Liabilities

Current Liabilities

Accounts payable	57,631	20,132			77,763

Shareholders’ Equity

Capital stock	16,768	110,000	(16,768)	(93,232)	16,768
Additional paid in capital	8,131,029	-	(8,131,029)	93,232	93,232
Contributed surplus	22,625	-	(22,625)		-
Deficit accumulated during the exploration stage	(7,967,502)	(81,215)	8,166,022	-	117,305
Cumulative translation adjustment	(4,400)	-	4,400		-
	198,520	28,785			227,305

	256,151	48,917	-	-	305,068

WIND WORKS POWER CORP. ("WWP")
Unaudited Pro Forma Consolidated Statements of Operations
12 Months Ended September 30, 2009
		(a)
		ZEP	WWP
	WWP	11 months ended	Consolidated
	September 30	November 30	September 30
	2009	2009	2009
Income
Interest	51	-	51

Expenses
Exploration Expenses (Recovery)	(6,651)	-	(6,651)
Geologists	-	-	-
Advertising and Promotion	3,644	-	3,644
Consulting Fees	23,646	56,000	79,646
Corporate Communications	521	-	521
Emoloyment Compensation	10,000	-	10,000
Insurance	-	-	-
Depreciation	1,108	4,994	6,102
Office and Miscellaneous	5,860	0	5,860
Professional Fees	79,206	7,500
Rent	5,137	11,433	16,570
Stock based compensation	807,739	-	807,739
Travel and Lodging	5,725	-	5,725
Interest and Service Charges	2,193	138	2,331
Write-down of Mineral	-	-	-
Properties	-	-	-
Total expenses	938,128	80,065	931,487

Net loss before other items	(938,077)	(80,065)	(931,436)

Write-down of Joint Venture	-	-	-
Write-down of Montana & Illinois Energy			-
Projects	-	-	-
Write-down of Goodwill	-	-	-

Net Loss	(938,077)	(80,065)	(931,436)

Weighted Average common shares outstanding			12,542,725
Pro Forma earnings per share			(0.07)

WIND WORKS POWER CORP.
Notes to Proforma Consolidated Financial Statements

1. Basis of Presentation

On Octiber 27, 2009, pursuant to the Share Exchange Agreement between Wind Works Power Corp. ("WWP") and Zero Emission People, LLC ("ZEP"), WWP agreed to acquire 100% of the equity interest of ZEP in exchange for 31,000,000  common shares of WWP (the "Acquisition").

These unaudited pro forma consolidated financial statements ("pro forma financial statements") have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in US dollars.  These pro forma financial statements do not contain all of the information required for annual financial statements.  Accordingly, they should be read in conjunction with wht most recent annual and interim financial statements of WWP and ZEP.

These pro forma financial statements have been compiled from and include:

(a) an unaudited proforma consolidated balance sheet combining the unaudited balance sheet of WWP as at September 30, 2009 with the audited balance sheet of ZEP as at November 30, 2009, giving effect to the transaction as if it occurred on November 30, 2009.

(b) an unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of WWP for the 12 month period ended September 30, 2009 with the audited statement of operations of ZEP for the 11 month period ended November 30, 2009, giving effect to the transaction as if it occurred at the beginning of the period.

The acquisition by WWP of ZEP is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, WWP (the legal acquirer) is considered the accounting acquiree and ZEP (the legal acquiree) is considered the accounting acquirer. The combined financial statements of the combined entity will in substance be those of ZEP, with the assets and liabilities, and revenues and expenses, of WWP being included effective from the date of consummation of Share Exchange Transaction. WWP is deemed to be a continuation of business of ZEP The outstanding common stock of WWP prior to the Share Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of ZEP for the period ended November 30, 2009.  Based on the review of the accounting policies of ZEP it is ZEP's managements' opinion that there are no material accounting differences between the accounting policies of ZEP and WWP.  The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of ZEP.

It is management's opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with ZEP's accounting policies.  No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction.  The pro forma statements of operations do not reflect non-recurring charges or credits directly attributable to the transaction, of which non are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of ZEP which would have actually resulted had the proposed transaction been effected on the dates indicated.  Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

Note 2. Pro Forma Assumptions and Adjustments

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions:

(a) To eliminate the pre-acquisition retained earnings of WWP under reverse acquisition and record a charge to retained earnings for the remaining net liabilty of WWP.

(b) To reclass share capital above WWP's stated par value to additional paid in capital

(c) WWP has not provided for any income tax benefit related to operating losses due to insufficient evidence to indicate on a more likely than not basis such benefits could be realized.

(d) There were no inter-company transactions and balances between WWP and ZEP during the periods covered by the pro forma condensed combined financial statements.

Wind Works Power Corp.
September 30, 2009

Purpose:
1) To calculate Wind Works Power Corp.s' profit and loss for the 12 months ended September 30, 2009 for the purposes of
Proforma statements

Procedures:
1) Obtain WWP's P&L for the year ended June 30, 2009 ("a")
2) Obtain WWP's P&L for the quarter ended September 30, 2009 ("b")
3) Obtain WWP's P&L for the quarter ended September 30, 2008 ("c")
4) Calculate WWP's P&L for the 12 months ended September 30, 2009 ("d")

Procedure 1, 2, 3, 4
	(a)	(b)	(c)	(a) + (b) - (c) = (d)

	Audited	Review	Review
	Year ended	3 months	3 months	12 months
	6/30/2009	9/30/2009	9/30/2008	9/30/2009
Income
Interset	62	29	40	51

Expenses
Exploration Expenses (Recovery)	29,786	(45,226)	(8,789)	(6,651)
Geologists	-	-	-	-
Advertising and Promotion	1,586	2,727	669	3,644
Consulting Fees	23,646	-	-	23,646
Corporate Communications	528	72	79	521
Emoloyment Compensation	10,000	-	-	10,000
Insurance	10,201	-	10,201	-
Depreciation	1,167	235	294	1,108
Office and Miscellaneous	2,571	3,774	485	5,860
Professional Fees	52,860	35,605	9,259	79,206
Rent	5,146	2,223	2,232	5,137
Stock based compensation	159,064	745,000	96,325	807,739
Travel and Lodging	-	5,725	-	5,725
Interest and Service Charges	883	1,588	278	2,193
Write-down of Mineral	-	-	-	-
Properties	-	-	-	-
	297,438	751,723	111,033	938,128

Comprehensive loss for the period	(297,376)	(751,694)	(110,993)	(938,077)

Basic and diluted loss per share				(0.075)
Weighted average number of shares outstanding				12,542,725